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Exhibit 10.36

Manufacturing and Supply Agreement

By and Between

NOVA Biomedical Corporation

AND

Cerus Corporation

September 24, 2008

Cerus/NOVA Biomedical Manufacturing Agreement

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Cerus/NOVA Biomedical Manufacturing Agreement

Section 16/Indemnifications	13

16.1/Indemnification by Cerus	13

16.2/Indemnification by Nova	14

16.3/IP Infringement	14

16.4/Notification	14

16.5/Partial Indemnification	15

Section 17/Product Recall	15

Section 18/Disclosure of Information	15

18.1/Confidentiality Obligation	15

18.2/Exclusions	16

18.3/Liability; Survival of Obligations	16

Section 19/Compliance with Law	17

Section 20/Ownership	17

Section 21/Miscellaneous	17

21.1/Status of Parties	17

21.2/Binding Effect; Assignment	17

21.3/Entire Agreement	18

21.4/Waivers	18

21.5/Force Majeure	18

21.6/Inventions	18

21.7/Independent Contractor	19

21.8/Specific Performance	19

21.9/Hiring of Other Party’s Employees and Officers	19

Attachment 1: Quality Obligations	20

Attachment 2: Nova Engineering Rates	28

Attachment 3: Nova Pricing Methodology	29

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Manufacturing and Supply Agreement

Introduction:

THIS MANUFACTURING AGREEMENT (the “Manufacturing Agreement”) is effective this 24th day of September, 2008 (“Effective Date”) between NOVA Biomedical Corporation, a Massachusetts corporation with offices at 200 Prospect Street, Waltham, Massachusetts, (“NOVA”), and Cerus Corporation, a Delaware corporation with offices at 2411 Stanwell Drive, Concord, CA, (“Cerus”, together with NOVA, are collectively referred to as the “Parties”).

Recitals:

A.	Cerus is engaged in the business of developing, marketing and selling products and technology for the inactivation of pathogens in blood and blood components intended for transfusion (“the INTERCEPT Blood System”). The INTERCEPT Blood System was developed by Cerus and Baxter Healthcare Corporation (“Baxter”).

B.	Nova develops and manufactures medical devices and biomedical instrumentation.

C.	NOVA and Baxter entered into a Manufacturing Agreement, on December 18, 1998, for the manufacture of UVA Illuminator devices (the “Product(s)”), as part of the INTERCEPT Blood System.

D.	In February 2006, Cerus gained worldwide rights (excluding certain Asian countries) to manufacture and commercialize the INTERCEPT Blood System, which rights had been previously held by Baxter.

E.	On May 16, 2007, NOVA and Cerus entered into a services agreement to ensure proper calibration and maintenance of instruments used to calibrate the Products (the “Services Agreement”).

F.	The Parties additionally entered into a supply agreement on December 5, 2007, under which NOVA agreed to supply component parts to cover repair contingencies and preventive maintenance operations for the Products (the “Supply Agreement”).

G.	The Parties now wish to enter into a Manufacturing and Supply Agreement for the manufacture of the Products and the supply of critical component parts used for future builds of the Product (the “Component Parts”).

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Term:

Unless terminated earlier as provided in Section 14, this Manufacturing Agreement shall have an initial term (“Initial Term”) which will expire five (5) years from the Effective Date. Notwithstanding the termination provisions of Section 14, the Initial Term shall be automatically renewed, without further notice or action by either party, for additional and successive terms of one year each (“Renewal Terms” together with the Initial Term collectively referred to as the “Term”) unless either party gives written notice to the other of its intention not to renew not less than 12 months prior to the end of the Initial Term or any Renewal Term, as the case may be.

Definitions:

As used herein the following terms have the meanings set forth below:

“Baxter” has the meaning set forth in the Recitals.

“Bill of Materials” means the structured list of materials required to assemble the Product.

“Capital Equipment” has the meaning set forth in Section 4.3.

“Cerus” has the meaning set forth in the Introduction.

“Cerus Confidential Information” has the meaning set forth in Section 18.1.

“Change Control” has the meaning set forth in Section 8.

“Device History Files” has the meaning set forth in Section 20.

“DMR” has the meaning set forth in Section 1.

“Effective Date” has the meaning set forth in the Introduction.

“FDA QSR” means Food and Drug Administration Quality Systems Regulation.

“FDA” means the Food and Drug Administration and any successor agency.

“Initial Term” has the meaning set forth in the Term section.

“INTERCEPT Blood System” has the meaning set forth in the Recitals.

“Inventions” has the meaning set forth in Section 21.6.

“Laws” has the meaning set forth in Section 2.2(c).

“Losses” has the meaning set forth in Section 16.1.

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“Non-Conforming Material Requests (NCMRs)” means request to authorize use of Product that does not meet specification.

“Manufacturing Agreement” has the meaning set forth in the Introduction.

“Manufacturing Documentation” has the meaning set forth in Section 20.

“NOVA” has the meaning set forth in the Introduction.

“NOVA Confidential Information” has the meaning set forth in Section 18.1.

“Parties” has the meaning set forth in the Introduction.

“Pricing Schedule” means the pricing method as set forth in Attachment 3.

“Product Line Quality Committee (PLQC)” has the meaning set forth in Attachment 1.

“Product” has the meaning set forth in the Recitals.

“Purchase Order” means a formal, binding request by Cerus to NOVA to procure materials and/or services that Cerus deems necessary or desirable for the procurement of Product, or the procurement of Product itself, at a cost to be mutually agreed upon by Cerus and NOVA.

“Quality Plan” has the meaning set forth in Section 3.1 in Attachment 1.

“Renewal Term” has the meaning set forth in the Term section.

“Services Agreement” has the meaning set forth in the Recitals.

“Specifications” means the detailed plans, requirements, and instructions developed for the production of Product provided by Cerus to NOVA pursuant to Section 2.1(b) of this Agreement.

“Supply Agreement” has the meaning set forth in the Recitals.

“Term” has the meaning set forth in the Term section.

“Unit” means a single Product.

Roles and Responsibilities:

Product:

The Product is the INTERCEPT UVA Illuminator device.

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Section 1/Product DMR

The records containing the procedures and Specifications for the Product constitute the device master record (“DMR”). The Product DMR shall include, without limitation, the following documentation:

a.	device Specifications including appropriate drawings, composition, formulation, component Specifications, and software Specifications;

b.	production process Specifications including the appropriate equipment Specifications, production methods, production procedures, and production environment Specifications;

c.	quality assurance procedures and Specifications, including acceptance criteria and quality assurance equipment to be used;

d.	packaging and labeling Specifications, including methods and processes used; and,

e.	installation, maintenance, and servicing procedures and methods.

Cerus shall own the Product DMR and shall be responsible for Product performance to the extent Products are manufactured in accordance with the Specifications. Cerus is also responsible for obtaining all FDA and other agency approvals, as needed, to manufacture and market the Product.

Section 2/Covenants; Representations and Warranties

2.1/Covenants and Duties of Cerus

a.	Cerus shall render prompt technical support to NOVA as soon as practicable, but no later than [ * ] , as needed, for the duration of the Term when reasonably requested by NOVA.

b.	Cerus agrees to provide to NOVA on a timely basis the design Specifications of the Product, to the extent NOVA does not already possess such Specifications, as well as all change notices with respect to the Product.

c.

Cerus represents and warrants to Nova that: (1) Cerus has the right to enter into this Manufacturing Agreement; (2) all necessary actions, corporate and otherwise, have been taken to authorize Cerus’s execution and delivery of this Manufacturing Agreement and the same is the valid and binding obligation of Cerus; (3) all licenses, certifications, consents and approvals necessary for Cerus to carry out all of the transactions contemplated in this Manufacturing Agreement have been obtained by Cerus; (4) Cerus

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has the experience and technical capacity to fulfill its obligations under this Manufacturing Agreement; (5) the manufacture of the Product in accordance with the Specifications pursuant to this Manufacturing Agreement will not infringe any trade and product name, trademark service mark, logo, copyright (including registrations and applications), or any patents owned by any third party; and (6) no claim or action is pending or threatened against Cerus or, to Cerus’s knowledge, against any supplier or customer of Cerus that could adversely affect the ability of Cerus to distibute the Product or the right of Cerus or any customer of Cerus to use the Products for their intended use.

2.2/Covenants and Duties of NOVA

a.	NOVA shall manufacture the Product per Cerus’ written Specifications provided pursuant to Section 2.1(b) and in accordance with Cerus’ approved DMR.

b.	NOVA agrees to inventory long lead-time items, as mutually agreed, at Cerus’ expense if so requested by Cerus in writing. NOVA will purchase long lead-time items after receipt of an approved Cerus Purchase Order that will include the quoted purchase price plus NOVA’s then current material overhead. NOVA will invoice Cerus and require payment in full upon quality acceptance of the items. NOVA will store items in a suitable location to prevent damage or deterioration. Cerus shall bear all costs associated with the [ * ] . Cerus shall bear all costs related to [ * ]

c.	NOVA shall at all times use commercially reasonable efforts, skill, and experience to manufacture all Products in strict conformity with all applicable Cerus Purchase Order requirements and Specifications, as set forth in the DMR, and all applicable U.S. and European Union laws and regulations (the “Laws”). NOVA shall not make any change in or deviate in any way from such Specifications, except pursuant to a change request issued by Cerus pursuant to Section 8 of this Manufacturing Agreement and to Non-Conforming Material Requests (NCMRs) that are evaluated and approved by NOVA and Cerus.

d.	Products shall be packaged and labeled in accordance with Specifications as set forth in the DMR. NOVA’s name shall not appear on the Products or in any documentation except as required by law. Notwithstanding the foregoing, NOVA’s name may appear on serial number labels, provided such labels are not visible to Cerus’ customers, and in documents relating to obtaining regulatory approval of the Product. Nothing in this Manufacturing Agreement shall be deemed to grant either Party any right to use the other Party’s name for any purpose other than as expressly provided herein.

e.	NOVA shall report to Cerus, as soon as possible, all anticipated delays of greater than [ * ] related to the manufacturing and/or shipping of Product to Cerus. Cerus shall have the right to cancel (without penalty) any order within [ * ] , or the delay is a result of a change request issued by Cerus, or NOVA has taken steps satisfactory to Cerus to resolve delays.

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f.	NOVA represents and warrants to Cerus that: (1) NOVA has the right to enter into this Manufacturing Agreement; (2) all necessary actions, corporate and otherwise, have been taken to authorize NOVA’s execution and delivery of this Manufacturing Agreement and the same is the valid and binding obligation of NOVA; (3) all licenses, certifications, consents and approvals necessary for NOVA to carry out all of the transactions contemplated in this Manufacturing Agreement have been obtained by NOVA; (4) NOVA has the experience and technical capacity to fulfill its obligations under this Manufacturing Agreement; (5) NOVA has and shall pass to Cerus good title to the Products free and clear of all liens and encumbrances; and (6) no claim or action is pending or, to NOVA’s knowledge, threatened against NOVA or, to NOVA’s knowledge, against any supplier of NOVA that could adversely affect the ability of NOVA to manufacture the Product or the right of Cerus or any customer of Cerus to use the Products for their intended use.

Section 3/Distribution/Warehousing

a.	All Products will be shipped [ * ] . NOVA agrees to ship the Products via mutually agreed upon carriers to Cerus or other locations designated by Cerus, [ * ] .

b.	Cerus shall be responsible for payment of all export and import duties, local sales taxes and all other charges with respect to shipment of the Products.

c.	Title, ownership and risk of loss to the Products and Component Parts shall pass to Cerus FOB upon pickup at NOVA Biomedical facility in Waltham, Massachusetts or, if sooner, at the time payment for such Products and/or Component Parts is made by Cerus. All Products and Component Parts held by NOVA pursuant to a written request from Cerus to hold completed and invoiced goods at NOVA for future shipment shall be stored in accordance with Section 4.0 of the Quality Obligations, attached hereto as Attachment 1, and Cerus shall reimburse NOVA for any reasonable storage costs incurred by NOVA.

d.	NOVA will temporarily store a maximum of [ * ] completed and invoiced Units if requested by Cerus. Title, ownership and risk of loss to such stored Products and Component Parts shall pass to Cerus [ * ] Pickup of all completed and invoiced Units must be completed by mid-month of each fiscal month (as defined by NOVA’s annual fiscal calendar and to be provided by NOVA to Cerus) following completion of the manufacturing for such Units or invoicing, whichever is later.

Section 4/Production Engineering Costs

4.1/Production Implementation

Prior to Commencement of production of Product, NOVA will complete all tasks related to implementing production such as updating the product structure, assembly procedures and testing approaches; and designing and fabricating test fixtures and assembly jigs. Following

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Commencement of production, NOVA will provide all manufacturing engineering, drafting and documentation required to manufacture the Product and to conform to FDA regulations and ISO 13485 standards. NOVA and Cerus will identify materials that are acquired solely for the purpose of testing the Product, and Cerus will supply such materials to Nova at [ * ]

4.2/Non-Recoverable Engineering Charges

Certain non-recoverable engineering may be required by Cerus, which involves the development of [ * ] Specifications and design or product design to enhance the manufacturing of the product. A written estimate of non-recoverable engineering charges shall be submitted to Cerus for prior approval. Non-recoverable engineering charges shall be billed to Cerus at the rates outlined in Attachment 2 and subject to the conditions indicated in Section 5.1, plus material and NOVA’s then current and auditable material overhead costs. [ * ]

4.3/Capital Equipment; Tooling

Cerus will reimburse NOVA for [ * ] Such capital equipment/tooling may include, but is not limited to, test fixtures, tooling specifically related to the INTERCEPT Blood System, molds unique to the Product, computers, and automatic test equipment(all collectively referred to herein as the “Capital Equipment”). Cerus shall be the sole owner of the external radiometer calibration station and all such Capital Equipment. No reimbursement or payment shall be due by Cerus to Nova in relation to the external radiometer calibration station.

4.4/Cerus-Supplied Components

Cerus will provide NOVA with [ * ] (“Cerus-Supplied Components), at no-cost, for use in the production of Products to be manufactured by NOVA for Cerus.

Section 5/Pricing; Volume

5.1/Pricing Schedule

a.	Products will be priced according to the Pricing Schedule shown in Attachment 3. Component Parts shall be [ * ] NOVA will develop the [ * ] Pricing Schedule and will provide Cerus with [ * ] Bill of Materials and [ * ] at the [ * ] used to calculate price if so requested by Cerus. NOVA will sell the Products to Cerus at a price, which depends on actual Purchase Order volume as set forth in Attachment 3. The formula utilizes NOVA [ * ]

b.

The transfer price to Cerus will fluctuate based on [ * ] and may be adjusted [ * ] as described below. The actual Purchase Order volume will include Units shipped in [ * ] periods commencing with the first passed and accepted commercial Units, excluding units in a previous [ * ] Purchase Order. The margin percentage for the intial Purchase Order volume will be fixed upon written acceptance of the Purchase Order by Nova as set

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forth in Attachment 3. A new margin percentage may be established for subsequent Purchase Orders for additional Units should these incremental units result in an improved pricing tier margin percentage per Attachment 3 when included with the initial purchase order volume for determination of the total volume for the [ * ] The new margin percentage will apply only to the incremental units shipped or scheduled for a shipment within that [ * ] and will be fixed upon written acceptance of the subsequent Purchase Orders by Nova as set forth in Attachment 3.

c.	Except as set forth in Sections 4.2, 8 and 9, the transfer price includes the costs of all manufacturing engineering necessary to implement and support production of the Products and, except as noted in Section 3, all packaging and handling charges. The transfer price shall exclude the material costs for Cerus-Supplied Components incorporated in the Products. Additionally, the transfer price shall [ * ] under Section 2.2(e).

d.	Pricing may be adjusted annually from the base year pricing described in Attachment 3, and/or if a new Purchase Order is issued by Cerus, but it may not increase or decrease by more than [ * ] from the preceding year’s pricing for any given year. The price will be adjusted according to the Pricing Schedule shown in Attachment 3 at the [ * ]

5.2/Purchase Orders

a.	Cerus will provide NOVA with a firm Purchase Order a minimum of [ * ] days in advance of the first day of the month in which the start of manufacture is to take place, for delivery of the Product at a mutually agreed upon date, not to exceed [ * ] Firm Purchase Orders are not subject to change. Except for any order modifications agreed to by Cerus and Nova, all terms and conditions in this Manufacturing Agreement shall prevail over the terms and conditions contained in any Purchase Order.

b.	Cerus shall be permitted to cancel a Purchase Order if authorization to market a Product is suspended or revoked by a regulatory agency or prohibited by applicable Laws, or in the event NOVA is unable to deliver Products after having taken all reasonable steps to resolve potential delays under Section 2.2(e). In the event Cerus cancels a Purchase Order in accordance with this Section, Cerus agrees to pay all charges incurred by NOVA as a result of the cancellation of such Purchase Order. At Cerus’ request, NOVA agrees to use reasonable commercial efforts to return any unused materials and to negotiate reduction or elimination of cancellation or rescheduling fees where possible.

c.	Usable excess raw material inventory at the end of the Manufacturing Agreement Term, purchased by NOVA pursuant to Cerus Purchase Orders, [ * ]

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5.3/Cost Reduction Program

A cost reduction program may be established which will define the estimated reduction in cost resulting from changes in production techniques. Savings as a result of capital investment and engineering by NOVA and Cerus may result in a price reduction equivalent to the direct costs saved. In the event savings are realized by joint NOVA/Cerus investment, the savings will be negotiated and shared based on the contribution of each party. Any savings will be passed on to Cerus through an adjustment in price for subsequent purchases.

5.4/Changes’ Impact on Costs

The Parties agree to review each change to the Specifications made by either party (as set forth in the DMR) and determine if such change is feasible and directly affects [ * ] If such change impacts [ * ] the price of the Product shall be adjusted accordingly. Prior to the implementation of any Product Specification change both Parties will agree on who is responsible for costs arising out of failures of the Product due to the Product change.

Section 6/Cost of Rework or Scrap

NOVA will absorb all costs related to scrap or rework resulting from manufacturing errors or defects. Cerus will be charged all costs related to rework and scrapping of inventory as a result of design changes initiated by Cerus or to scrapping product which meet the design Specifications set forth in the DMR, but are found to be unacceptable by Cerus.

Section 7/Manufacturing; Engineering

Following the Commencement of production, NOVA will provide manufacturing engineering services which are required: (i) to ensure that the Product conforms with NOVA’s quality standards; and (ii) to support continuing cost and reliability improvements. NOVA will estimate the costs associated with non-routine manufacturing engineering services and process validations. Cerus will be charged all costs related to non-routine manufacturing engineering services and validations requested by Cerus. NOVA shall manufacture the Product in accordance with the [ * ] NOVA shall also provide Cerus with documentation necessary to establish the Product’s compliance with [ * ]

Section 8/Product Changes

a.	Cerus and NOVA anticipate that during the Term, modifications to the Product design will occur. Change requests shall be made in accordance with Section 5.0 et seq. of the Quality Obligations (“Change Control”), attached hereto as Attachment 1.

b.	NOVA will make no design changes without written authorization by Cerus.

c.

Cerus may from time to time request NOVA to incorporate an engineering change into a Product. Within [ * ] from receipt of such request, NOVA will inform Cerus in writing of the earliest possible implementation date for the proposed engineering change, any

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increase or decrease in the price of the Product, and any scrap or rework costs as a result of such change, and any effect on production scheduling or QA test coverage. NOVA agrees to accept and implement all reasonable engineering changes to the Products subject to price adjustments.

d.	NOVA will maintain the DMR according to its document control procedures, [ * ]

e.	Any changes to the DMR require Cerus’ approval in writing prior to change. NOVA will estimate the cost to implement changes to the DMR and will obtain written authorization by Cerus prior to implementation of proposed changes. Non-recoverable engineering costs incurred to implement changes to the DMR will be invoiced to Cerus at the hourly rates outlined in Attachment 2.2 plus any materials costs incurred.

f.	If a pilot build of the Product is required as part of a change request, Cerus shall [ * ] The estimated cost to execute such build will be included in NOVA’s change request for prior approval by Cerus.

Section 9/Warranty

a.	NOVA represents and warrants that, on the date of shipment to Cerus, all Products supplied under this Manufacturing Agreement (i) shall be new and unused; (ii) shall conform to approved Specifications; and (iii) shall be manufactured by NOVA in accordance and in compliance with all then current applicable Laws, including those relating to the environment, devices or drugs and occupational health and safety. This warranty shall not apply if a Product’s non-conformity to the relevant Specifications and documentation is due to (i) modifications or changes to Products made by Cerus or any third party after the Product are delivered by NOVA; (ii) the combination of such Product with other products; or (iii) the use of such Product in a manner for which it was not designed or intended. Without limiting the foregoing, NOVA represents and warrants that it shall comply with all present and future Laws relating to the manufacture, assembly and supply of the Products being provided hereunder, including, without limitation, those enforced by the FDA (including compliance with FDA QSR), and ISO 13485 standards. Cerus shall have one year from the date of shipment to bring a claim against NOVA that NOVA breached its warranty described in this Section 9, and thereafter Cerus shall be estopped from bringing any warranty claim and hereby waives any rights to bring any such claim after such one-year period. In the event that any Products do not conform as aforesaid, Cerus’ sole and exclusive remedy shall be the repair or replacement (at NOVA’s option) of such nonconforming Product within a reasonable period of time. Subject to the preceding sentence, all costs of repair or replacement (excluding incoming freight charges) of nonconforming Products during the warranty period shall be borne by NOVA. Any repairs to Products made by NOVA at Cerus’ cost to correct or repair out-of-warranty Products [ * ]

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b.	EXCEPT AS EXPRESSLY STATED IN THIS MANUFACTURING AGREEMENT, NOVA DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE PRODUCTS INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

c.	NOVA SHALL IN NO EVENT BE LIABLE FOR ANY LOSS OF DATA, PROFITS OR USE OF THE PRODUCTS, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE MANUFACTURE, USE OR PERFORMANCE OF THE PRODUCTS, EVEN IF CERUS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

Section 10/Quality Obligations

Obligations of the Parties with respect to quality are set forth in Attachment 1 attached hereto.

Section 11/Notices

All notices and demands required or permitted to be given or made pursuant to this Manufacturing Agreement shall be in writing and shall be effective when personally given or made or when placed in an envelope and deposited in the United States mail, postage prepaid, and addressed as follows:

If to Cerus: Vice-President, Legal Affairs Cerus Corporation 2411 Stanwell Drive Concord, CA 94520	If to NOVA: Francis C. Manganaro Chief Executive Officer NOVA Biomedical Corporation 200 Prospect Street Waltham, MA 02254

or to such other address as requested by either party.

Section 12/Governing Law; Arbitration

This Manufacturing Agreement is made in accordance with and shall be governed and construed under, and any arbitration or court action hereunder shall apply, the laws of the State of New York, excluding (i) its conflicts of laws principles; (ii) the United Nations Convention on Contracts for the International Sale of Goods; (iii) the 1974 Convention on the Limitation Period in the International Sale of Goods (the “1974 Convention”); and (iv) the Protocol amending the 1974 Convention, done at Vienna, April 11, 1980. Except as otherwise provided in this Manufacturing Agreement, any dispute, controversy or claim arising out of or relating to this Manufacturing Agreement shall be finally decided by binding arbitration conducted in English

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and in accordance with the then-current rules of the American Arbitration Association (“AAA”), with the location of any proceeding to be conducted in New York, NY unless the Parties agree otherwise. There shall be a tribunal of one (1) arbitrator selected in accordance with AAA rules. The duration of artibtration should not exceed four (4) days, unless mutually agreed to by both Parties. Any award issued by the tribunal shall be final and non-appealable by either Party. The Parties shall bear the costs of such arbitration equally, and the prevailing Party (as determined by the tribunal) in any such arbitration or any judicial enforcement or review proceeding shall be entitled to its reasonable attorneys’ fees and costs in addition to any award ordered by the tribunal.

Notwithstanding anything contained in this Section to the contrary, each Party shall have the right to institute judicial proceedings against the other Party or anyone acting by, through or under such other Party, in order to enforce the instituting Party’s rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief. Each Party irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York or the United States District Court located in the Southern District of the State of New York for the purpose of any judicial proceeding between the Parties arising in whole or in part under or in connection with this Manufacturing Agreement that is not subject to the preceding paragraph, and hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such judicial proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such judicial proceeding brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby agrees not to commence any such judicial proceeding other than before one of the above-named courts. Notwithstanding the previous sentence a party may commence any judicial action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts

Section 13/Liability; Insurance

NOVA will obtain and keep in force during the Term, comprehensive liability insurance covering each occurrence of bodily injury (including death) and property damage in the amount not less that [ * ] combined in a single limit including:

1.	Product and completed operations liability.

2.	Blanket contractual liability.

3.	Blanket broad form property damage.

Section 14/Termination

a.	Either party may terminate this Manufacturing Agreement by written notice to the other party following the occurrence of any of the following events:

(i)	if the other party ceases doing business as a going concern, becomes insolvent, or makes an assignment for the benefit of creditors; or

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(ii)	if the other party files a petition for reorganization or bankruptcy under the United States Bankruptcy Code or any other similar law of any other jurisdiction, or if any petition for reorganization or bankruptcy under such Code or under any other similar law of any other jurisdiction is filed against the other party and is not dismissed or vacated within 60 days thereafter; or

(iii)	if the other party is in breach of any material term or provision of this Manufacturing Agreement and has failed to cure such breach within [ * ] after receipt of written notice thereof from the party alleging the breach.

b.	In the case of any termination of this Manufacturing Agreement by either party as provided above in this Section 14, it is expressly agreed that no termination indemnity or payment of any kind shall be due from one party to the other hereunder for [ * ]

c.	Upon any termination of this Agreement, NOVA will deliver to Cerus any Component Parts and equipment owned by Cerus (including, but not limited to, the Capital Equipment and the external radiometer calibration station). Nova shall additionally sell and transfer to Cerus, free and clear of all liens and encumbrances all of NOVA’s inventory and work-in-process of Products. The purchase price for such inventory and work-in-process shall be priced at NOVA’s actual cost including manufacturing overhead.

Section 15/Terms of Payment

a.	Nova will invoice Cerus once per month for completed Illuminators which have been shipped or are ready for shipment.

b.	Cerus shall pay NOVA the full amount of each invoice within thirty (30) days of the invoice date without setoff.

c.	Payment shall not constitute acceptance of non-conforming Products.

d.	Payment shall be made in United States Dollars.

Section 16/Indemnifications

16.1/Indemnification by Cerus

Cerus hereby agrees to indemnify, defend and hold harmless NOVA, its affiliates, directors, officers, employees and agents (i) from and against all claims, liabilities, losses or expenses (including reasonable attorney’s fees) paid to third parties (“Losses”) arising out of or in

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connection with Cerus’ use, commercialization, marketing, distribution or sale of any Product, including, but not limited to, any actual or alleged injury, damage, death or other consequence occurring to any person as a result, directly or indirectly, of the possession or use of any Product, whether claimed by reason of breach of warranty, negligence, product defect or otherwise, and regardless of the form in which any such claim is made.; (ii) from and against all Losses arising out of or in connection with, any claim by a third party that the manufacture, use or sale of the Product infringes on any intellectual property right claimed by such third party, except to the extent that NOVA is obligated to indemnify Cerus under Subsection 16.2. Notwithstanding the foregoing, the foregoing indemnity shall not apply to the extent that any such Losses are due to (1) the failure of a Product supplied by NOVA to meet the Specifications during the warranty period provided in Section 9 above; (2) the negligence or willful misconduct of NOVA or its affiliates, directors, officers, employees and agents; or, (3) any failure of NOVA to comply with applicable Laws and relevant standards in connection with NOVA’s obligations under this Manufacturing Agreement.

16.2/Indemnification by NOVA

NOVA hereby agrees to indemnify, defend and hold harmless Cerus, its affiliates, directors, officers employees and agents from and against all Losses arising out of or in connection with the failure of a Product manufactured by NOVA to meet the Specifications as provided in Section 9, including, but not limited to, any actual or alleged injury, damage, death or other consequence occurring to any person as a result, directly or indirectly, of such failure, regardless of the form in which any such claim is made. Notwithstanding the foregoing, the foregoing indemnity shall not apply to the extent that any such Losses are due to the negligence or willful misconduct of Cerus or its affiliates, directors, officers, employees and agents.

16.3/IP Infringement

In the event that either party becomes aware of the possible infringement or other misuse by a third party of intellectual property rights of Cerus or NOVA incorporated into the Products, such party will promptly notify the other party. If such infringement or misuse is related to the Products, the owner of the right infringed or misused shall promptly act to terminate the infringement or misuse.

16.4/Notification

If either Cerus or NOVA becomes aware of an infringement allegation which might give rise to a right or obligation of indemnification and defense under Section 16.1 or Section 16.2, such party shall promptly notify the other. The party in the role of indemnitor shall control, bear the full expense of, and retain all proceeds of, the defense against or settlement of such allegation, unless the indemnified party subsequently agrees otherwise. The indemnitee shall cooperate in such action if reasonably requested by the indemnitor. In no event shall the indemnitor settle or otherwise terminate any allegation, or allow any infringement or misuse to be terminated, in a manner which might abrogate any obligations, rights or licenses between Cerus and NOVA granted or which might be granted under this Manufacturing Agreement. Any settlement of any

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such claims that imposes any liability or limitation on the indemnified party shall not be entered into without the prior written consent of the indemnified party not unreasonably withheld or delayed. The indemnitee may, in its own discretion, be represented in the defense or settlement of any such allegation by counsel of its own choosing at its sole expense.

16.5/Partial Indemnification

In the event a claim is based partially on an indemnified claim described in Sections 16.1 or 16.2 above and partially on a non-indemnified claim, or is based partially on a claim indemnified by Cerus pursuant to Section 16.1 above and partially on a claim indemnified by NOVA pursuant to Section 16.2 or above, any payments and reasonable attorney fees incurred in connection with such claims are to be apportioned between the Parties in accordance with the degree of cause attributable to each party.

Section 17/Product Recall

a.	In the event that a Product is found to violate applicable Laws or Specifications set forth in the DMR, a recall, withdrawal, or field corrective action (FCA) may become necessary, whether or not such action is requested or required by any regulatory agency. NOVA shall bear all costs and expenses of any recall or corrective action related to matters covered by NOVA’s warranty under Section 9 hereof, including, without limitation, expenses or obligations to third parties, the cost of notifying customers and costs associated with the shipment of recalled Products from customers to Cerus or NOVA. Similarly, Cerus shall bear all costs and expenses of any recall to the extent not covered by NOVA’s warranty under Section 9 of this Manufacturing Agreement. Unless required by Law, Cerus and Nova will mutually determine if a recall is warranted.

b.	Both Parties shall maintain complete and accurate records, for such periods as may be required by applicable law, of all the Products sold by it. The Parties will cooperate fully with each other in effecting any recall of, or corrective action with respect to, the Products. Cerus shall be responsible for communications with any purchasers or users.

Section 18/Disclosure of Information

18.1/Confidentiality Obligation

a.

All information obtained by one party from the other or disclosed to one party by the other, and any related information that may arise out of discussions between the Parties, is considered “Confidential Information” to the extent set forth in this Section 18. “Cerus Confidential Information” includes, but is not limited to, trade secrets, inventions, ideas, patent applications, processes, formulas, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques, information regarding present and future products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, information relating to supply

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chain management and operations in general and, in particular, production, scheduling, planning, forecasting, Purchase Orders (including volume requirements and delivery schedules), transportation, storage, handling, inventory, quality assurance, Specifications, prices and costs, suppliers, subcontractors, distributors, agents, customers, and investors, whether disclosed in oral, written, graphic or electronic form. “NOVA Confidential Information” includes, but is not limited to, NOVA’s proprietary manufacturing processes, trade secrets, patents, information regarding present and future products, suppliers, distributors, agents, customers, and financial information, whether disclosed in oral, written, graphic, or electronic form.

b.	Nothing herein shall be construed to require NOVA to disclose any of its Confidential Information to CERUS, or to require CERUS to accept such Confidential Information, and CERUS shall make no undertaking thereto. Notwithstanding the foregoing, NOVA may wish to disclose any such Confidential Information to CERUS. In such case, NOVA shall provide CERUS with a brief non-confidential description of the nature of the information it wishes to disclose to CERUS. In the event CERUS elects to receive such Confidential Information, the Parties shall enter into a separate secrecy agreement that sets forth the terms for the disclosure of such Confidential Information.

c.	Each party agrees to maintain all Confidential Information of the other party in trust and confidence, not to disclose any Confidential Information of the other party to any third party, and not to use any such Confidential Information, except to those specific employees within its immediate organization (excluding affiliated entities) who have a need to know the particular information to perform this Manufacturing Agreement and who are bound by obligations of confidentiality.

18.2/Exclusions

This obligation of confidentiality and non-use shall not apply to information which:

a)	was known to the receiving party at the time of such disclosure;

b)	was in the public domain at the time of disclosure or thereafter enters into the public domain through no fault of the receiving party;

c)	becomes known to the receiving party from a source not under obligation of confidentiality to the disclosing party or is independently developed by a person(s) employed by or for the receiving party and having no knowledge of the confidential information; or

(d)	is disclosed by the receiving party as required by law, court order or government regulation, after giving the disclosing party written notice of such disclosure and after providing the disclosing party with reasonable assistance in its efforts to prevent or limit such disclosure.

18.3/Liability; Survival of Obligations

All obligations of confidentiality and nondisclosure set forth in this Manufacturing Agreement shall survive the termination or expiration of this Manufacturing Agreement.

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Section 19/Compliance with Law

NOVA agrees to execute, upon request, necessary documentation for Cerus to remain in compliance with the terms of Cerus’ contractor certification and in compliance with certain laws, regulations and executive orders.

Section 20/Ownership:

Cerus owns all rights in and title to design and manufacturing documentation (“Device History Files”) relating to the Product, including the DMR and the Device History File (the “Manufacturing Documentation”) except NOVA’s proprietary manufacturing process documentation and intellectual property (“NOVA IP”). It is expressly understood and agreed by the Parties that there is no such NOVA IP in the Manufacturing Documentation as of the Effective Date, and NOVA agrees to obtain Cerus’ express written consent prior to including any such NOVA IP in the Manufacturing Documentation. In any event, if any NOVA IP is used in manufacturing the Products, Cerus shall have (and is hereby granted) a royalty-free non-exclusive perpetual license (with the right to sublicense) to practice such NOVA IP to make, have made, use, sell and import UVA Illuminator devices for the INTERCEPT Blood System.

Upon Cerus’ written request, or at the expiration or termination of this Manufacturing Agreement, NOVA shall deliver to Cerus the Manufacturing Documentation and any copies thereof.

Section 21/Miscellaneous:

21.1/Status of Parties:

a.	The relationship of the Parties under this Manufacturing Agreement shall be and at all times remain one of independent contractors. Neither party is an employee, agent or legal representative of the other party or shall have any authority to assume or create obligations on the other party’s behalf.

b.	Nothing contained herein shall be deemed to create a partnership, joint venture, or relationship of principal and agent between the Parties hereto or between NOVA and Cerus.

21.2/Binding Effect; Assignment:

This Manufacturing Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Each party reserves the right to assign this Manufacturing Agreement, in whole or in part, any of its affiliates, to a purchaser of all or substantially all of its assets, or to any successor entity resulting from any merger, consolidation, share exchange, or other similar transaction.

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21.3/Entire Agreement:

This Manufacturing Agreement, the Supply Parts Agreement and the Services Agreement constitute the entire agreement between NOVA and Cerus relating to the subject matter hereof and shall not be amended, altered, or changed except by written agreement signed by the Parties hereto. The Manufacturing Agreement shall supersede and control the Services Agreement and the Parts Supply Agreement in the event of a conflict, but only to the extent necessary to resolve the conflict.

21.4/Waivers:

No delay or omission on the part of either party to this Manufacturing Agreement in requiring performance by the other party hereunder, or in exercising any right hereunder, shall operate as a waiver of any other provision hereof or of any right or rights hereunder, and the waiver or omission or delay in requiring performance or exercising any right hereunder on one occasion shall not be construed as a bar to or waiver of such performance or right, or of any right or remedy under this Manufacturing Agreement, on any future occasion.

21.5/Force Majeure:

NOVA shall not be liable, in any respect, for failure to ship, for any supplier’s failure to ship or for delays in transportation, nor will Cerus be held liable in any respect for failure to receive Products, where such failure or delay shall have been due to the elements, acts of God, acts of civil or military authority, fires, floods, epidemics, quarantine restrictions, war, riots, or any other unforeseeable event or events beyond the control of the party whose performance is interfered with. In any such case, prompt written notice shall be given by the affected party to the other of the existence of such cause and of readiness to resume performance. It is understood that neither party shall be required to settle a labor dispute against its will. Notwithstanding the foregoing, if any such delay continues for a period in excess of three (3) months, the other party shall have the immediate right to terminate this Manufacturing Agreement, without liability to either party.

21.6/Inventions:

NOVA shall promptly disclose to Cerus all data, materials, information, enhancement, developments, and improvements (“Inventions”) relating exclusively to the Products and/or the Products generated or produced by NOVA or any of its employees or agents in connection with this Manufacturing Agreement. Title to all Inventions relating to the Products shall remain with Cerus. NOVA hereby assigns and agrees to assign to Cerus the entire right, title and interest in each such Invention, agrees to obtain an assignment thereof from each employee or agent involved, and agrees to furnish and execute all such documents and provide such further assistance (at Cerus’ expense) as Cerus may reasonably require in order to perfect and maintain Cerus’ rights in such Inventions.

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21.7/Specific Performance:

The Parties to this Manufacturing Agreement recognize that any breach of their respective obligations under this Manufacturing Agreement could result in irreparable injury to the other party. Each party shall, therefore, be entitled, without restricting such party from other legal and equitable remedies, to injunctive and other equitable relief to prevent or restrain the breach of this Manufacturing Agreement, including, without limitation, the return and delivery of property immediately upon any termination of this Manufacturing Agreement as provided herein.

21.8/Hiring of Other Party’s Employees and Officers:

(a) Each party agrees not to hire any of the other party’s employees or officers assigned to perform services under this Manufacturing Agreement, without the prior and written agreement of the other party, even if the request for hiring is initiated by the staff member her/himself.

(b) This mutual non-hiring covenant is valid until the first anniversary of the termination or expiration of this Manufacturing Agreement, as the case may be.

IN WITNESS WHEREOF, authorized representatives of the Parties have executed this Manufacturing Agreement.

NOVA Biomedical Corporation		Cerus Corporation

/s/ Francis C. Manganaro		/s/ William J. Dawson
By:	Francis C. Manganaro	By:	William J. Dawson
Title:	Chief Executive Officer	Title:	Chief Financial Officer
Date:	9/25/08	Date:	9/30/08

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Attachment 1

Quality Obligations

1.0	COMPLIANCE

NOVA will operate all activities related to manufacture of the Product(s) in compliance with ISO 13485:2003 or subsequent versions, and the US FDA 21 CFR Part 820 requirements.

2.0	REGULATORY REQUIREMENTS

2.1	Interactions with Regulatory Agencies, Competent Authorities or Notified Body

Cerus is responsible for submitting the necessary information and/or documentation to various regulatory agencies (including local competent authorities) and notified bodies for Cerus as per applicable regulations and/or requirements as it relates to the manufacture, testing, or holding of Product(s) by NOVA.

NOVA will provide Cerus with access to documentation relating to the production, testing, or holding of each lot of Product(s), whether released or rejected. NOVA will also provide documentation necessary for submission to regulatory agencies relating to the test facilities, equipment, personnel, and/or any other information requested by a regulatory agency, notified body or competent authority. If such information is considered proprietary to NOVA, NOVA will communicate such information directly to the regulating agency. Cerus will notify NOVA and provide copies of any written requests by regulatory agencies for information relating to NOVA processes.

Except as necessary to comply with applicable laws and regulations, NOVA will not independently interact (includes oral conversations or written correspondence) directly with any regulatory agency, competent authority, or the notified body, excluding the FDA, in regards to the Product(s) without the participation of and/or prior written approval of Cerus, unless such interactions are part of a normal surveillance audit of the quality management system. NOVA will notify Cerus of any findings that relate directly to Cerus product within five (5) business days of receiving such notification, if reasonably possible.

If NOVA is notified of an FDA audit of the Product, NOVA will inform Cerus in writing within one (1) business day of receiving such notification, and Cerus will cooperate with NOVA throughout the audit process.

If Cerus is notified of an FDA audit of the Product, Cerus will inform Nova in writing within one (1) business day of receiving such notification, and NOVA will cooperate with Cerus throughout the audit process.

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If Cerus has information necessary for an audit of NOVA, Cerus will provide such information within five (5) business days, if reasonably possible, and otherwise as soon thereafter as practicable.

2.2	Changes to the Quality Management System

NOVA will notify Cerus of the following changes to its quality management system within thirty (30) days of the change: NOVA ownership, Chief Quality Officer, and reduction in workforce greater than 25% of its current staff.

2.3	Certifications

NOVA will maintain its quality management system to ISO 13485:2003, or subsequent revisions of this standard. NOVA will provide Cerus copies of the current certificates; and when changed, within 30 days of NOVA’s receipt of new certificate(s) from the registrar.

3.0	CONTROL OF PRODUCTION

3.1	Production Requirements

NOVA will develop a “Quality Plan” stipulating the requirements for ensuring Product quality throughout the manufacturing process. Cerus will approve the “Quality Plan” prior to the manufacture of commercial Product, which approval shall not be unreasonably withheld or delayed.

NOVA will supply, except those as purchased by Cerus pursuant to a Purchase Order specifically for the Product, and maintain as specified all required suitable facilities, adequately trained staff, suitable equipment, and other production materials necessary to perform the manufacture and storage of the Product(s) in accordance with the specified production and testing procedures and applicable standards, directives or regulations. NOVA will establish and maintain written procedures that provide for identification and traceability for each raw material received by NOVA, component, subassembly and finished Product(s). NOVA and Cerus will mutually develop a traceability plan as part of the “Quality Plan”.

Cerus will monitor the production operations through oversight of NOVA systems through periodic audits, monitoring of production quality metrics, and interactions necessary to resolve issues related to the production processes. NOVA will establish a Product Line Quality Committee (PLQC) which will consist of a cross-functional team from NOVA and Cerus to monitor and resolve all Product related issues.

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3.2	Labels and Labeling

Cerus will prepare and provide sample/draft labels and labeling for Cerus Product, including labeling intended for the product itself, labels for the shipping cartons, instructions for use, and operator’s manuals. It is Cerus’ responsibility to provide translated text of approved labels and labeling to NOVA. NOVA will provide formatted proofs that meet NOVA labeling requirements. Cerus is responsible for determining compliance to all applicable regulations concerning such materials. Cerus will approve the final proofs of all labels in all languages.

3.3	Control of Nonconforming Product

NOVA is responsible for control of nonconforming product during the manufacturing and storage processes up to shipment to Cerus. NOVA exception reports specific to Product(s) and related to release of Product(s) will be provided to Cerus as part of lot documentation.

3.4	Reprocessing and Rework

Reprocessing or rework of the Product will only be performed following a mutually agreed upon plan. Routine issues that are identified and resolved during manufacturing and product testing will be documented in the Product’s Device History Record and will be approved by Nova Biomedical. All reworked material must meet final release requirements.

3.5	Product Release

NOVA QA will review and provide disposition of completed, executed lot documentation. NOVA will provide a release package, which will include copies of applicable Manufacturing and test data contained in the Device History Record and a Certificate of Compliance, to Cerus within three (3) weeks of shipment of product to Cerus. The release documentation will include the number of devices subject to release by lot, with additional documentation to indicate whether some portion of the lot has been designated for separate shipment.

If the disposition of a lot is anything other than pass, NOVA will notify Cerus, and Cerus and NOVA will jointly agree for the appropriate resolution. Cerus will accept On Status product shipment to the warehouse with shipment approval. All pallets will be labeled by NOVA “quarantine.” Cerus will notify NOVA of reject status within two (2) weeks of receipt of executed production release records. Final product release from quarantine for distribution to customers will be performed by Cerus.

Executed production release records and all associated documentation will be maintained on-site by NOVA and will be made available for inspection upon appropriate advance notice by Cerus or its representatives.

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3.6	Device Master Record

NOVA will maintain the DMR and all associated documentation in compliance with FDA QSR requirements and ISO 13485 standards, and shall make the DMR available (including electronic copies thereof) to Cerus on request. All changes to the DMR will be controlled by NOVA’s change request procedures and Cerus will be on the required approval list.

3.7	Validation

NOVA is responsible for all manufacturing process validation activities. NOVA will prepare validation protocols, collect required data, analyze and prepare written reports of the validations. Cerus and NOVA will jointly decide about changes requiring revalidation as part of the change control procedure. Cerus will have access to review such validation documentation and reports according to the limits on proprietary technologies.

3.8	Product Testing

NOVA is responsible for providing and maintaining suitable facilities, adequately trained staff, and suitable test equipment to perform routine inspection of incoming materials, and in-process testing and lot release in accordance with the scope of the Manufacturing and Agreement and in compliance with applicable regulations.

NOVA is responsible for collecting specified in-process and/or QC test samples and conducting routine testing according to qualified or validated test methods. NOVA will provide Cerus a NOVA QA-approved Certificate of Conformity, and a Certificate of Final Physical Testing, in a mutually agreed upon format, for each lot of conforming finished Product.

4.0	STORAGE AND TRANSPORTATION

Cerus is responsible for defining appropriate storage and transportation requirements for Product manufactured by NOVA for Cerus. NOVA will store finished Product(s) in a suitable location to prevent damage or deterioration prior to shipment to Cerus’ distribution warehouse, and Cerus shall bear all responsibility for the Product(s) once shipped in accordance with Section 3 of the Manufacturing Agreement.

All Products shipped hereunder are subject to quality control inspection by Cerus for compliance with the Specifications set forth in the DMR, such inspection to be completed within sixty (60) days from receipt of said shipment. Cerus shall also, within that same sixty day period, notify NOVA in writing of the acceptance or rejection of a shipment for failure to meet any such Specifications and if rejected, specify in detail the reasons for rejection. If all or any portion of a shipment is rejected, Cerus shall promptly make such

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Products available to NOVA for examination. NOVA may perform its own inspection of any such rejected Product and contest Cerus’ findings, providing in detail the reasons for any such contested finding. In the event that NOVA contests Cerus’ findings regarding a rejected Product, and the Parties cannot resolve such disagreement within ten (10) business days, the Parties shall engage a third party to test the rejected Product, and shall be bound by the third party’s determination. The losing Party shall bear the costs of the third party’s services. In the event that NOVA accepts Cerus’ rejection or the third-party tester finds in favor of Cerus’ rejection, NOVA shall promptly, at NOVA”s discretion, repair, replace, or provide a credit or refund for said Products.

All shipments of finished Product(s) from NOVA to Cerus will be made according to Cerus’ approved shipping methods. All shipments will include a certificate of compliance, a packing list itemizing quantities and applicable product codes so that the shipment can be verified upon receipt by Cerus.

All distribution to customers is the responsibility of Cerus.

5.0	CHANGE CONTROL

NOVA will not initiate changes to the Product(s) or Component Parts except in conformity with the Manufacturing Agreement.

5.1	Change Proposals initiated by NOVA

For any change that could affect form, fit, or function of the Product(s), and made in accordance with Sections 5.4 and 8 of the Manufacturing Agreement, NOVA will initiate this change by submitting a NOVA change control form to Cerus. For changes that are proposed for Product-specific materials, labels, packaging materials, components, subassemblies, product or production processes, Cerus must approve the change prior to implementation. For change projects that require significant cost or time, draft NOVA change control forms can be provided to Cerus. Cerus will provide a signed Cerus Change Request form to approve initiation so that the early steps and validations can be performed prior to full implementation. Cerus will be responsible for all changes to the Product, regardless of who first initiated the change.

5.2	Change Proposals initiated by Cerus

Cerus may initiate a change by submitting the Cerus change control form to NOVA. NOVA will review the change, evaluate the feasibility and consequences, and provide feedback to Cerus on the manufacturability of the changed design, as applicable. Changed Specifications (for example, for labels) may be part of the change documentation. If agreed, NOVA will approve the change on the NOVA change control form and provide a copy to Cerus. Under no circumstances shall NOVA’s approval in any way negate Cerus’ ultimate responsibility for the DMR, the Product, or Cerus’ obligations under Section 16.1 of the Manufacturing Agreement.

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6.0	DOCUMENT RETENTION

NOVA will retain qualification, validation, and testing documentation, and all executed manufacturing documentation, according to their written procedures, following the expiration date of the last Product(s) lot produced, but for no less than five (5) years.

7.0	COMPLAINT HANDLING

Cerus has the primary responsibility for handling product complaints according to written procedures. If NOVA receives a complaint notification, NOVA will provide the information to Cerus within five (5) business days of receiving such information, unless the complaint is a medical adverse event, in which case NOVA will notify Cerus within two (2) business days of receiving such information.

If it is deemed applicable to return Product for investigation, such Product will be returned to NOVA according to regulatory requirements and procedures specified by NOVA. If formal investigation of product complaints involves manufacturing and/or testing aspects of the Product(s), Cerus will notify NOVA and the two Parties will work diligently to provide sufficient information to address the complaint and any necessary corrective action.

Cerus has the sole responsibility for communication to regulatory agencies, notified bodies, and other outside parties (e.g., clinical sites, customers) regarding product complaints. Cerus will provide to NOVA all necessary documentation within five (5) business days regarding all product quality complaints.

8.0	RETURNED GOODS

The handling of returned goods, when required, will be performed according to written procedures by Cerus. Product that is the subject of a complaint investigation due to a product quality issue may be returned to NOVA for investigation as described above.

9.0	RISK MANAGEMENT

Cerus is responsible for all risk management activities related to Product design and production. NOVA is responsible for providing information to assist Cerus in risk assessment activities related to the manufacturing process. NOVA is responsible for all appropriate risk management activities in conformity with their quality management system to maintain their ISO 13485 certification.

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10.0	PRODUCT RECALL

In the event that a distributed Product is found to violate applicable Laws, Specifications set forth in the DMR, or it is deemed unacceptable for any other reason, a recall, withdrawal, or field corrective action (FCA) may become necessary, whether or not such action is requested or required by any regulatory agency. The recall investigation can be initiated by either party, based on the source of information leading to the conclusion that a recall or FCA is required. NOVA will notify Cerus immediately on becoming aware that there is a potential recall/FCA, in order for Cerus to notify the appropriate authorities. Cerus has the primary responsibility for initiating and implementing the Product recall, withdrawal, or field correction process according to applicable regulations and written procedures. NOVA will fully cooperate with Cerus in conducting activities necessary for the recall.

11.	AUDITS AND INSPECTIONS OF FACILITIES AND RECORDS

11.1	Audits by Cerus

NOVA will allow Cerus access to their facilities and personnel, excluding proprietary technologies, for the purposes of routine regulatory compliance audits according to Cerus written procedures and according to a schedule mutually agreed upon by Cerus and NOVA, not expected to exceed once per year per facility but generally with two (2) months prior notification. NOVA will allow Cerus expedited access to their facilities and personnel for “for cause” audits as may be warranted by repeated or otherwise significant compliance failures of which Cerus will provide written notification at least two (2) weeks prior to the requested audit. NOVA will respond to all observations from audits within the number of business days indicated on the audit report submitted to them by Cerus. If the Parties agree that corrective action is required, time frames for completion will be provided in the response.

11.2	Audits/Inspections by Regulatory Authorities

NOVA will notify Cerus within one (1) business day of the initiation or notification (whichever is sooner) of any regulatory authority inspections that are the subject of, associated with, or may otherwise impact the manufacture of Product(s). Cerus will notify NOVA within one (1) day regarding any notification or initiation of regulatory authority inspections relating to the Product(s) that may require information from or access to NOVA facilities. Cerus will have the right to be present during all regulatory authority inspections for the Product(s) that are manufactured, held, or tested at NOVA site(s). Both Cerus and NOVA will make every effort possible to provide information requested by a regulatory authority, if they have such information available, within 24 hours of receipt of the request. It is the responsibility of the party being audited to address all observations, citations, or notifications of compliance deficiencies in a timely manner. NOVA will provide Cerus sufficient evidence of correction of any non-conformity that could reasonably impact Product quality. NOVA will notify Cerus of any inspection that results in a failure to renew quality management system certification to ISO 13485:2003 or its subsequent versions.

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12.0	GLOBAL INCIDENT REPORTING

Cerus is responsible for all incident and near-incident reporting to regulatory authorities, competent authorities and notified body(ies) in relevant geographies. NOVA will be notified of any reportable events that may be related to their manufacturing activities.

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Attachment 2

NOVA Engineering Rates

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Attachment 3

NOVA Pricing Methodology

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.